UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 20, 2004

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Item 5. Other Events

On April 20, 2004, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. MAINTAINS CASH DIVIDEND AND ANNOUNCES 2-FOR-1 STOCK SPLIT EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE - HE) announced today that its board of directors approved a 2-for-1 stock split to be effected as a 100% share dividend payable on June 10, 2004 (payment or distribution date) to shareholders of record on May 10, 2004 (record date). As a result of the split, shareholders will receive one additional share of common stock for every share owned at the close of business on May 10, 2004. Stock certificates representing the additional shares will be distributed by the Company’s co-transfer agent, Continental Stock Transfer & Trust Company. No stock certificates will be distributed to participants for shares held for such participants in the name of the trustee for the Company’s Dividend Reinvestment Plan (DRIP). However, participants holding shares in the Company’s DRIP will receive statements reflecting the adjustment of their account balances for the stock split.

“The split should enhance market liquidity of our stock and broaden our investor base,” said Robert F. Clarke, HEI chairman, president and chief executive officer. Because the share dividend will apply to each share of outstanding common stock on the record date it will not affect any shareholder’s proportionate interest in the Company.

The board of directors also maintained the regular quarterly cash dividend of 62 cents per share, payable June 10 to stockholders of record at the close of business on May 10 (ex-dividend date is May 6) on shares issued and outstanding on the record date. The dividend is equivalent to an annual rate of $2.48 per share. The cash dividend is not payable on the shares that will be issued and distributed as a share dividend on June 10, 2004.

“We intend to maintain the Company’s cash dividend at the current level for the foreseeable future, but future cash dividends will of course be adjusted proportionately for the stock split,” said Clarke.

HEI and its subsidiaries are a critical part of Hawaii’s economy. HEI supplies power to over 400,000 customers or 93% of the Hawaii market through its electric utilities and a wide array of banking and other financial services to consumers and businesses through the state’s third largest bank.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements and Risk Factors” discussion (which is incorporated by reference herein) set forth on page vi of HEI’s 2003 Annual Report filed on Form 10-K/A and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ Eric K. Yeaman
Eric K. Yeaman
Financial Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer of HEI)

Date: April 20, 2004

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